Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Charlotte Russe Holding, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Annual Report on Form 10-K for the year ended September 24, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Annual Report on Form 10-K for the year ended September 24, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK A. HOFFMAN
Mark A. Hoffman Chief Executive Officer and Director (Principal Executive Officer)

Date: December 7, 2005

A signed original of this written statement required by Section 906 has been provided to Charlotte Russe Holding, Inc. and will be retained by Charlotte Russe Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.